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                                                                    Exhibit 99.1

                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (No. 333-79053) on Form S-8 of TenFold Corporation of our report dated November 12, 1999, relating to the balance sheet of The LongView Group, Inc. (Successor) As of December 31, 1998, and the related statement of operations, changes in stockholders' equity, and cash flows for the periods from August 21, 1998 to December 31, 1998 (Successor period) and from February 1, 1998 to August 20, 1998 (Predecessor period), which report appears in this Current Report on Form 8-K/A of TenFold Corporation.

                                                      /s/ KPMG LLP

Salt Lake City, Utah
December 20, 1999